CONFIDENTIAL TREATMENT REQUESTED                            Execution Copy
EXHIBIT 10.2

                      MARKETING AND DEVELOPMENT AGREEMENT

          This MARKETING AND DEVELOPMENT AGREEMENT (the "Agreement"), dated March 3, 2000 (the "Effective Date"), is entered into by and among America Online, Inc., a Delaware corporation with its principal place of business at 22000 AOL Way, Dulles, VA 20166 ("AOL"), AOL MovieFone, Inc., a Delaware corporation with its principal place of business at 335 Madison Avenue, 27th Floor, New York, NY 10017 ("MF"), and Radiant Systems, Inc., a Georgia corporation with its principal place of business at 1000 Alderman Drive, Suite A, Alpharetta, GA 30202 ("RS").

          WHEREAS, as part of a strategic relationship among the Parties and to provide RS with additional resources to conduct its business, AOL and RS have executed and delivered a Securities Purchase Agreement of even date herewith (the "Securities Agreement");

          WHEREAS, the Parties wish to set forth the terms and conditions of their strategic relationship involving the marketing of POS Systems and Remote Ticketing Services to the Entertainment Segment (including providing certain rights in favor of MF with respect to the Initial Enhanced POS System and the New API) and joint exploration of integrated POS and Interactive Service end-to-end solutions;

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

          In addition to other terms defined elsewhere herein, the following terms will have the following meanings when used herein (any term defined in the singular will have the same meaning when used in the plural and vice versa, unless stated otherwise):

          1.1  "Affiliate" of any specified Person means any other Person that
                ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, control means the direct or indirect ownership or control of fifty percent (50%) or more of the stock or other equity interests of such Person entitled to vote for the election of members of the Board of Directors or similar governing body of such Person; provided, however, that such Person shall cease to be an Affiliate if and when such equity interest becomes less than fifty percent (50%) for any reason other than as a result of dilution, and provided, further, that if such equity interest becomes less than fifty percent (50%) as a result of dilution, such Person shall cease to be an Affiliate if and when such percentage equity interest is further reduced for any reason other than as a result of dilution.

          1.2  "AOL Brand Service" means the U.S. version of the America
                -----------------
Online(R) brand commercial online service.

          1.3  "AOL Indemnitee" has the meaning set forth in Section 11.1.
                --------------

          1.4  "AOL Equity" has the meaning set forth in Section 5.1.3.
                ----------

          1.5  "API" means an application program interface containing all
                ---
information necessary to interface with an application program, including how initiation and termination are performed, what interface protocol is used, what information is being sent and received, timing requirements and other relevant attributes of the interface.

          1.6  "ATMs" means automatic ticket machines for ticketing of Venues
                ----
and any other specialized hardware and associated software now or hereafter manufactured or distributed by or on behalf of RS or its Affiliates for use in connection with a POS System.

          1.7   "Compuserve Brand Service" means the U.S. version of the
                 ------------------------
Compuserve(R) brand commercial online service.

          1.8  "Confidential Information" has the meaning set forth in Section
                ------------------------
9.1.

          1.9  "Consumer Interactive POS Systems" means RS POS Systems located
                --------------------------------
on retail premises that permit consumers to access the products and services of Interactive Services, and the associated revenue opportunities (including customer acquisition commissions, information and coupon dispensing and advertising), except RS POS Systems that permit consumers to access solely Internet web pages owned and controlled by the retailer upon whose premises such RS POS System is located. The Parties acknowledge that excluded from this definition are, among other things, retail systems that do not permit consumers to access the products and services of Interactive Services, including RS POS Systems that use the Internet as a means of connectivity and are neither accessible to consumers nor used to provide data to consumers (i.e., POS Systems used by the employees of businesses to account for or facilitate the retail sale of goods and services).

          1.10 "Customer" means a purchaser or lessee of an RS Entertainment
                --------
POS System, Enhanced POS System or any component thereof (e.g., an ATM).

          1.11 "DCI Brand Service" means the U.S. version of the Digital
                -----------------
City(R) brand commercial online service.

          1.12 "Deliverables" means reports, designs, computer software (in
                ------------
source code and object code form), documentation, drawings, inventions, discoveries, works of authorship, know-how, other technology and other work products developed, created or delivered by or on behalf of RS or its Affiliates in connection with the provision of Services.

          1.13 "Disclosing Party" has the meaning set forth in Section 9.1.
                ----------------

          1.14 "DSI" means DSI Technology Escrow Services, Inc.
                ---

          1.15 "Enhanced POS System" means the Initial Enhanced POS System and
                -------------------
all POS Systems thereafter modified, marketed or distributed by or on behalf of RS or its Affiliates for the Entertainment Segment.

          1.16  "Entertainment Segment" means Venues (excluding (i) restaurants
                 ---------------------
and other establishments that primarily offer food, drink or beverage service to persons not attending an entertainment event and (ii) gasoline stations and other convenience stores).

          1.17  "Exhibitor" means an entity that owns  or operates a Venue where
                 ---------
as an ordinary business activity motion pictures are exhibited or presented for consumers.

          1.18  "Incentive Plan" means Exhibit E attached hereto.
                 --------------

          1.19  "Indemnitee" has the meaning set forth in Section 11.3.
                 ----------

          1.20  "Initial Enhanced POS System" has the meaning set forth in
                 ---------------------------
Section 2.1.

          1.21  "***" means the provision of an interactive experience to
                 ---
consumers via a software application associated with a *** business, and the associated revenue opportunities (including customer acquisition commissions, information and coupon dispensing and advertising).

          1.22  "***" means the provision of computer systems consisting of
                 ---
hardware and/or software, or of an interactive experience, that provides consumers the ability ***, and the associated revenue opportunities (including customer acquisition commissions, information and coupon dispensing and advertising).

          1.23  "Interactive Service" means any entity that as a material part
                 -------------------
of its business offers one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) a broad selection of aggregated third party interactive content, including entities that solely aggregate information related to Venues or sell tickets for Venues (or navigation thereto); or (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

          1.24  "IVR Systems" means interactive voice system.
                 -----------

          1.25  "Losses" means losses, liabilities, suits, claims, costs,
                 ------
expenses (including reasonable attorneys' fees actually incurred), penalties, fines, judgments and/or damages.

          1.26  "Marketing Plan" means Exhibit D attached hereto.
                 --------------

          1.27  "Mars" means the software known as "Mars" as distributed by MF
                 ----
as of September 30, 1999.

          1.28  "Mars Sequel" means the software known as "Mars Sequel" as
                 -----------
distributed by MF as of September 30, 1999.

-------------------------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

          1.29  "MF Features" has the meaning set forth in Section 3.3.
                 -----------

          1.30  "MF System" means the network, hardware, software, and
                 ---------
networking and telephone equipment, but excluding the POS System, used by MF now or hereafter to provide Remote Ticketing Services.

          1.31  "Module" has the meaning set forth in Section 2.1.
                 ------

          1.32  "New API" means the API developed in accordance with Article 2
                 -------
that serves as an interface between Remote Ticketing Services and the Enhanced POS System generally, and the MF System and the Enhanced POS System specifically, including any modifications thereafter agreed by the parties.

          1.33  "Other RS POS Systems" means all RS POS Systems other than the
                 --------------------
RS Entertainment POS System and the Enhanced POS System.

          1.34  "Original Specifications" means the initial specifications
                 -----------------------
agreed to by the parties comprising substantially all of the features and functionality of *** and *** with respect to the New API and the Initial Enhanced POS System.

          1.35  "Party" means AOL, MF or RS, and "Parties" means AOL, MF
                 -----                            -------
and RS.
          1.36  "Person" means a natural person, a corporation, a partnership, a
                 ------
trust, a joint venture, any governmental authority, or any other entity or organization.

          1.37  "POS System" means a computer system consisting of hardware
                 ----------
and/or software (including associated APIs) that provides the ability to sell, or account for the sale of, goods or services in a retail environment, including an ATM.

          1.38  "Receiving Party" has the meaning set forth in Section 9.1.
                 ---------------

          1.39  "Remote Ticketing Services" means the provision of information
                 -------------------------
(including event time listings), electronic ticketing and other commerce services in the Entertainment Segment other than in person (such in person services may include (i) kiosks, so long the sale features offered at the kiosk are no greater than the services offered at the relevant Venue's box office, and
(ii) same day purchase of advance concessions) at the Venue of the event.

          1.40  "RS API" means RS' application program interface for the RS
                 ------
Entertainment POS System as it existed on the Term Sheet Effective Date.

          1.41  "RS Covenant" has the meaning set forth in Section 4.9.
                 -----------

          1.42  "RS Indemnitee" has the meaning set forth in Section 11.2.
                 -------------

------------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

          1.43  "RS Entertainment POS System" means the POS System (including
                 ---------------------------
all versions and configurations thereof) for the Entertainment Segment developed, manufactured, marketed, distributed, sold or leased by or on behalf of RS or its Affiliates, as such POS System exists on the Effective Date.

          1.44  "RS POS Systems" means all POS Systems (including all versions
                 --------------
and configurations thereof) developed, manufactured, marketed, distributed, sold or leased by or on behalf of RS or its Affiliates.

          1.45  "Schedule" has the meaning set forth in Section 2.2.
                 --------

          1.46  "Services" means any services to be performed or provided by RS
                 --------
or its Affiliates pursuant to this Agreement.

          1.47  "Statement of Work" has the meaning set forth in Section 3.4.1.
                 -----------------

          1.48  "Term" has the meaning set forth in Section 13.1.
                 ----

          1.49  "Term Sheet Effective Date" means August 1, 1999.
                 -------------------------

          1.50  "Venture Sub" has the meaning set forth in Section 5.1.
                 -----------

          1.51  "Venue" means a theater, stadium, performing arts center,
                 -----
concert venue, arena or any other establishment that as an ordinary and regular business activity exhibits or presents motion pictures, plays, concerts, dance, sports or any other live entertainment event.

                                   ARTICLE 2
                              INITIAL DEVELOPMENT

           2.1  Initial Enhanced POS System.  RS shall, at its expense, design
                ---------------------------
and develop a POS System that incorporates into the RS Entertainment POS System substantially the same functionality as is presently available in *** and *** ("Initial Enhanced POS System") in accordance with the Original Specifications. Additionally and concurrently, RS shall, at its expense and in collaboration with MF, design and develop the New API in accordance with the Original Specifications, which shall enable and optimize all the features of *** and the features developed for the ***. The New API shall be seamlessly integrated into the Initial Enhanced POS System. Additionally, RS shall design and develop a software module (the "Module") that will not provide such seamless integration but can be used in connection with the RS Entertainment POS System with minimal effort by its users to enable such users to enjoy the New API as an interface between the RS Entertainment POS System and MF System.

---------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

          2.2  Development of Initial Enhanced POS System.  RS shall design
               ------------------------------------------
and develop the Initial Enhanced POS System and New API in accordance with the Statement of Work set forth in Exhibit A attached hereto. The Initial Enhanced POS System, New API and Module shall be designed, developed and delivered to MF in accordance with the schedule set forth in such Statement of Work (the "Schedule"). The Initial Enhanced POS System and New API as designed and developed shall comply with the specifications set forth in such Statement of Work and the performance standards set forth in Exhibit B attached hereto. RS shall provide MF quarterly reports of RS' performance relative to such performance standards, in sufficient detail to allow MF reasonably to monitor such performance. The Initial Enhanced POS System, New API and Module shall be tested in accordance with Section 3.8 and RS agrees that the Initial Enhanced POS System, New API, and Module shall have completed successfully all such testing and be commercially available no later than the date set forth in the Schedule for delivery to MF of the completed and successfully tested Initial Enhanced POS System, New API and Module. RS agrees that all future versions of the Enhanced POS System shall include (i) the features designed and developed as a part of the Initial Enhanced POS System, and (ii) the New API. Additionally, RS agrees to notify MF prior to modifying the New API, and agrees not to modify the New API in a manner that impairs or degrades any functionality then available in the New API.

          2.3  RS Responsibility for Development.  Notwithstanding AOL's and/or
               ---------------------------------
MF's participation in developing the Statement of Work and specifications described in this Article 2 and the New API, RS shall be solely responsible for the Services necessary to design and develop the Initial Enhanced POS System and Module in accordance with the Original Specifications, schedules and other requirements of this Agreement and the Statement of Work.

                                   ARTICLE 3
                 ONGOING DEVELOPMENT, MAINTENANCE AND SUPPORT

          3.1  Support and Maintenance.  RS shall make available and provide
               -----------------------
training, support and maintenance for the RS Entertainment POS System and Module or Enhanced POS System to each Customer pursuant to a written agreement between the Customer and RS. RS agrees to make such training, support and maintenance available at commercially reasonable prices and to provide at least the minimum levels of training, support and maintenance set forth in Exhibit C attached hereto.

          3.2  Ongoing Development of Enhanced POS System.  RS shall throughout
               ------------------------------------------
the Term add to the Enhanced POS System features useful to or desired by Customers as necessary to acquire Customers in accordance with the Marketing Plan, as agreed from time to time among the Parties pursuant to Section 4.4(a) of this Agreement. Additionally, RS shall cause the Enhanced POS System to conform to the performance standards set forth in Exhibit B. Without limiting the foregoing, the Parties agree that throughout the Term RS shall use commercially reasonable efforts to ensure that the then-current version of the Enhanced POS System contains features that are competitive with the ***. If the Parties are not able to agree on the features of

---------------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

the Enhanced POS System pursuant to Section 4.4(a) of this Agreement and MF reasonably believes that (i) the Enhanced POS System is no longer competitive with *** and (ii) RS has not made adequate plans to correct such lack of competitiveness, and MF so notifies RS in writing, RS shall enhance the existing features of, or develop new features for, the Enhanced POS System so as to make the Enhanced POS System competitive within the earliest commercially reasonable period of time, which period of time shall in no event shall exceed *** from the day MF so notifies RS in writing. If the Enhanced POS System is not competitive as required by this Section 3.2 within the *** time period set forth in the preceding sentence, or if RS fails to provide to MF and AOL the prices for the Enhanced POS System set forth in Exhibit D, then MF and AOL thereafter shall be excused from all of their obligations set forth in Article 4 (except Section 4.4(b)).

          3.3  MF Requested Development.  MF may, from time to time,
               ------------------------
request that RS design and develop additional or enhanced features for the Enhanced POS System, including modifications or enhancements to the New API (the "MF Features") that are in addition to the features that RS is obligated to provide pursuant to Sections 2.1, 2.2, 3.1 and 3.2. If so, RS and MF shall prepare and agree upon a Statement of Work pursuant to Section 3.4.1 for the development of such features. MF shall pay to RS for the Services performed to design and develop the MF Features the lower of (i) cost plus *** percent (***%) or (ii) ***, in accordance with Article 6.

          3.4  Services.
               --------

               3.4.1  Statements of Work.  When required by this Agreement, RS
                      ------------------
and MF shall prepare, negotiate and agree upon a "Statement of Work." At a minimum a Statement of Work shall include: (i) a description of and detailed specifications for all Deliverables that are to be designed and developed under the Statement of Work; (ii) a detailed schedule setting forth the time period within which RS shall design, develop and deliver such Deliverables to MF, including development milestones against which RS' performance and timeliness may be measured; (iii) if appropriate, any acceptance criteria that will be used to judge the conformance of such Deliverables to their specifications; (iv) if appropriate, a not-to-exceed budget within which RS shall design, develop and deliver such Deliverables; and (v) the rates, as governed by Section 6.1.1, MF may be billed for the Services required to design and develop such Deliverables.

               3.4.2  Provision of Services.  Upon the execution of a Statement
                      ---------------------
of Work (and upon execution of this Agreement in the case of the Statement of Work attached hereto as Exhibit A), RS shall provide the Services specified in the Statement of Work, in accordance with directions provided by MF, through employees having a skill level appropriate for providing such Services. RS shall use its best efforts to provide Services in as efficient a manner as reasonably possible. RS represents and warrants that any independent contractor who provides Services has executed an agreement providing protection for MF's and AOL's Confidential

----------------------------------
***
    Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

Information substantially similar to the protection afforded by Article 9 and has agreed in writing to assign all right, title and interest it may possess in and to any Deliverables to MF or RS, as appropriate.

     3.5  Changes.  MF may from time to time request changes to a Statement of
          -------
Work, including the specifications, schedules, Deliverables and acceptance criteria therein. Upon such a request, RS shall evaluate the impact of the proposed change on the Statement of Work and, no later than ten business days after receipt of such proposed change, shall prepare and deliver a written estimate of the effect such proposed change has upon the Statement of Work. RS shall use reasonable efforts to accommodate proposed changes within the existing schedule and shall not unreasonably refuse to perform proposed changes. If MF accepts the written estimate prepared by RS then the Statement of Work shall be amended accordingly and all Services thereafter shall be in accordance with the Statement of Work as so amended.

     3.6  Delivery.
          --------

          3.6.1  Deliverables.  RS shall deliver to MF all Deliverables to be
                 ------------
delivered pursuant to each Statement of Work, including the Initial Enhanced POS System (together with the New API) and the MF Features, on or before the delivery date set forth in the applicable Statement of Work for such Deliverables. All such Deliverables shall be delivered in the format agreed by MF and RS. For all computer software RS shall provide the applicable executable code and, unless otherwise requested by AOL and MF, provide such internally prepared documentation concerning such software as is reasonably necessary to enable AOL and MF personnel to operate such software.

          3.6.2  Enhanced POS System.  RS shall deliver to MF all versions of
                 -------------------
the Enhanced POS System and any new releases and updates or of the foregoing, at least *** business days prior to any release or delivery to Customers or any other third party. MF may test such Enhanced POS System, and RS promptly shall correct any errors and nonconformities brought to its attention by MF.

         3.6.3   New API.  RS shall deliver to MF the New API and any
                 -------
modifications to the New API, which shall be compatible with the New API and embody the New API, in a format agreed by MF and RS at least *** business days prior to any release or delivery of any software or hardware that utilizes such changes or revisions to any third party. MF may test such New API and any such revisions or changes, and RS shall promptly correct any errors and nonconformities brought to its attention by MF.

         3.6.4   Module.  RS shall deliver to MF the Module in a format agreed
                 ------
by MF and RS on or before the date set forth in the Schedule for such delivery. MF may test the Module, and RS shall promptly correct any errors and nonconformities brought to its attention by MF.

-----------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     3.7  Acceptance Testing.  All Deliverables delivered by RS to MF shall be
          ------------------
subject to acceptance or rejection by MF based on the requirements of this Agreement and the applicable Statement of Work, including any acceptance criteria set forth therein. Unless otherwise specified in a Statement of Work, MF shall have 30 days after receipt of Deliverables to test and accept such Deliverables or to reject such Deliverables as nonconforming by written notice identifying the reason(s) for nonconformance. If MF rejects Deliverables as nonconforming, RS shall at its expense correct such nonconformity and redeliver such Deliverables to MF and MF shall again have the number of days set forth above or in the Statement of Work to test and accept or reject the redelivered Deliverables. This Section 3.7 shall not limit RS's ability to distribute Deliverables after the ten day period set forth in Section 3.6.

     3.8  Training, Support and Maintenance of Mars and Mars Sequel.  MF may
          ---------------------------------------------------------
from time to time elect to have RS provide some or all installation, training, support and maintenance for the Mars POS System and Mars Sequel POS System. RS shall perform the installation, training, support and maintenance pursuant to contracts between MF and Customer (and shall receive ***% of the payments received by MF under such contracts for installation, training, support and maintenance as complete and total satisfaction for such performance), unless MF elects to have RS enter into contracts directly with some or all relevant Customers. In either event, RS shall perform such installation, training, support and maintenance in compliance with any relevant obligations set forth in such contracts. RS only shall be obligated to perform installation, training, support and maintenance under contracts for a term greater than one (1) year that provide for payments by Customer that are at least equal to RS' standard non-discounted maintenance fees for comparable services with respect to a comparable RS POS System or Enhanced POS System and for which AOL or MF have provided RS at least ninety (90) days notice before RS's services are to commence.

     3.9  RS Responsibility for Development.  Notwithstanding AOL's and/or MF's
          ---------------------------------
participation in developing any Statements of Work and specifications pursuant to this Article 3, RS shall be solely responsible for the Services necessary to design and develop the Enhanced POS System and MF Features in accordance with all applicable specifications, schedules and other requirements of this Agreement and the Statement of Work; provided that the foregoing shall not limit AOL's obligation to pay for Services performed pursuant to Section 3.3.

                                   ARTICLE 4
                            STRATEGIC RELATIONSHIP

     4.1  Marketing Plan.  Beginning promptly after the Effective Date, the
          --------------
Parties shall comply with their respective obligations under the Marketing Plan set forth in Exhibit D. The Parties shall review the Marketing Plan at the meetings scheduled pursuant to Section 4.4 and may from time to time agree in writing to amend or replace the Marketing Agreement.

----------------------------
***
    Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     4.2  Business Plan.  During the Term the Parties shall develop and agree
          -------------
upon a business plan, including funding requirements, for the provision of *** and ***. Such business plan also shall be incorporated into the Marketing Plan.

     4.3  Incentive Plan.  MF shall provide to its employees and agents engaged
          --------------
in the sale of its goods and services at least the incentives set forth in the Incentive Plan in Exhibit E. The Parties shall review the Incentive Plan at the meetings scheduled pursuant to Section 4.4 and may from time to time agree in writing to amend or replace the Incentive Plan. On the first anniversary of the Effective Date, and each year thereafter during the Term RS agrees to pay to MF the amount necessary to reimburse MF for MF's costs under such Incentive Plan, provided that RS shall not be obligated to pay to MF in any year more than the amount owed to RS pursuant to Section 4.11 during the same year.

     4.4  Strategic Meetings.
          ------------------

          (a) During the first *** years of the Term, appropriate executives of each of the Parties shall meet at least *** per *** to discuss, among other things, the Marketing Plan and Incentive Plan for the Enhanced POS System. The location for such meetings shall alternate between RS' headquarters and AOL's headquarters. Thereafter, such Parties shall meet at the times and in the places agreed by such Parties.

          (b) During the first *** years of the Term, appropriate executives of each of AOL and RS shall meet at least *** per *** to discuss, among other things, strategic opportunities in e-commerce end-to-end solutions that employ point of sale technologies. The location for such meetings shall alternate between RS' headquarters and AOL's headquarters. Thereafter, such Parties shall meet at the times and in the places agreed by such Parties.

     4.5  Distribution of Enhanced POS System or Module to Existing Customers.
          -------------------------------------------------------------------
RS shall, in accordance with the schedule set forth in the Marketing Plan, upgrade the RS Entertainment POS Systems of its existing Customers by:

          (a) In the case where the Customer is contractually required to, or RS has discretion to, upgrade or install new versions of the Initial Enhanced POS System, installing the Initial Enhanced POS System as soon as commercially practicable after the Initial Enhanced POS System is commercially available;

          (b) In the case where the Customer is not contractually required to, and RS does not have discretion to, upgrade or install new versions of the existing

------------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                RS Entertainment POS System, using commercially reasonable efforts to persuade such Customers to upgrade, including by offering the Initial Enhanced POS System at no cost to the extent this does not conflict with RS' marketing strategy and is consistent with each such Customer's basic maintenance program; and

          (c) In the case where a Customer refuses to acquire an upgrade or install a new version pursuant to subsection (b) above, using commercially reasonable efforts to persuade each such Customer to incorporate the Module into its existing RS Entertainment POS System, including by offering to perform any reasonable services necessary to incorporate the Module at no cost to such Customer.

Notwithstanding the foregoing, RS shall deploy (at its expense and with no fee to Customers) the Module as soon as possible to the extent commercially practicable to all Customers with an RS Entertainment POS System.

     4.6  Marketing and Distribution of the Enhanced POS System.  After *** RS
          -----------------------------------------------------
shall not sell, distribute, market or promote to Customers in the Entertainment Segment any POS System capable of use with a *** other than the Enhanced POS System.

     4.7  AOL Marketing Materials.  MF shall include in all of its relevant
          -----------------------
marketing, advertising, press releases, and other promotional materials prominent statements that the Enhanced POS System is the preferred POS System for operation of MF's Remote Ticketing System, provided that RS acknowledges and agrees that MF may, in its sole discretion, continue to sell, distribute, market and promote Mars and Mars Sequel in substantially the manner MF engaged in such activities prior to the Effective Date, to the extent those activities are consistent with the status of the Enhanced POS System as the preferred POS System for operation of MF's Remote Ticketing System. Additionally, MF shall instruct its employees engaged in marketing MF's Remote Ticketing System to refer to the Enhanced POS System as MF's preferred POS System when interacting with potential Customers, including during sales discussions. In addition to the foregoing, MF, AOL and RS shall agree upon a press release concerning the Initial Enhanced POS System, which shall state that the Enhanced POS System is MF's preferred POS System and shall reference the seamless integration between the Initial Enhanced POS System and MF's Remote Ticketing Services.

     4.8  RS Marketing Materials. RS shall include in all its relevant
          ----------------------
marketing, advertising, press releases, and all other promotional materials prominent statements that promote the seamless integration of the Enhanced POS System and MF's Remote Ticketing System. RS and its Affiliates shall not include in any of their marketing, advertising, press releases, or other promotional materials statements referring to any Remote Ticketing Services other than MF's Remote Ticketing Service without prior written consent from MF.

------------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     4.9  RS Covenant.  Throughout the Term RS and its Affiliates shall not
          -----------
sell, distribute, market, promote, support, provide or facilitate, directly, indirectly or through any ***, *** (other than ***) or assist any third party in selling, distributing, marketing, promoting, supporting, providing or facilitating *** (other than ***) by any platform, device or access (including, but not limited to, telephone, Internet, mobile and wireless communications) (the "RS Covenant"); provided, however, that RS shall be excused from such obligation to the extent it would require RS to breach its commitments under the contracts and customer arrangements for IVR Systems existing prior to July 26, 1999 and set forth in Exhibit F attached hereto. RS represents and warrants that the existing contractual commitments and customer arrangements with the Customers set forth in Exhibit F are the only contractual commitments and customer arrangements inconsistent with the RS Covenant, and further represents and warrants that the existing IVR System contracts and customer arrangements with such Customers are either single-theatre only or multi-theatre for the same Customer in only one market, provided such representation and warranty shall not be deemed to have been breached to the extent that only immaterial contractual commitments and customer arrangements inconsistent with the RS Covenant are omitted from Exhibit F. To the extent not contractually prohibited, RS shall allow MF to deliver, at MF's option and in place of RS, the relevant services in connection with such IVR Systems to Exhibitors, provided that MF agrees to deliver substantially the same service in conformity with the relevant contractual requirements (with RS reimbursing MF for its direct costs (i.e., hardware costs), not to exceed ***% of the amount RS would have charged for the same services); provided, further that, in the event RS is so contractually prohibited, it will use commercially reasonable best efforts to persuade such Exhibitor to allow MF to provide such services in place of RS as provided above. MF acknowledges that although RS shall sell, market and promote MF's IVR Systems as its preferred IVR System, RS may provide RS' IVR System in circumstances when a customer refuses to accept and use MF's IVR System despite RS' commercially reasonable best efforts to sell, market and promote MF's IVR System to such customer. To the extent that RS' distribution and licensing of the RS API to Exhibitors (consistent with its practices existing as of the Term Sheet Effective Date) in and of itself may violate the RS Covenant, MF agrees not to enforce the RS Covenant with respect to such manner of distribution and licensing, but RS shall otherwise comply with the terms of the RS Covenant. Nothing herein shall prohibit or preclude any RS POS System from being connected or connectable through the RS API with any third-party *** so long as *** and *** does not promote the availability of such connection; provided that RS may promote generally that the Enhanced POS System possesses an open architecture; and provided further that RS may acknowledge that the RS API is an open API, if RS also states that *** is the preferred *** for operation of the Enhanced POS System because of enhanced functionality available only through ***. It is agreed that RS may include as part of the Enhanced POS System (in addition to the New API), the RS API which RS may modify from time to time solely for the purpose of allowing Exhibitor information to be transmitted through such RS API; provided, however that such modifications ***. Nothing in this Section 4.9 shall be interpreted to prevent RS from charging third party IVR System providers for any support calls received by RS from RS

-------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

Exhibitors as a result of problems that may arise with such IVR Systems (provided that any arrangement with respect to such support will not extend beyond help desk response support to Exhibitors and will not otherwise assist the third party IVR System provider as prohibited by this Section 4.9).

     4.10  Sale of Enhanced POS Systems.  In the event RS plans or intends to
           ----------------------------
sell or otherwise transfer any right, title or interest (except a grant of a nonexclusive use license to a Customer) in or to, or otherwise plans or intends to restrict any exclusive right RS may have in or to, any or all of the Enhanced POS System, RS shall grant MF the right of first offer with respect to acquiring such right, title or interest. MF shall exercise such right, if at all, within thirty (30) days of receipt of notice from RS of RS' intent to sell or otherwise or restrict any exclusive right in or to such right, title or interest.

     4.11  *** Payment.  On the first anniversary of the Effective Date and on
           -----------
each subsequent anniversary thereafter during the Term, MF shall pay RS a fee of $*** for each *** for which MF exclusively provides *** pursuant to a contract between the relevant *** and ***; provided that the foregoing payments shall only apply to contracts entered into or renewed after August 1, 1999.

     4.12  RS Delivery of ***.  Unless an Exhibitor objects or RS is otherwise
           ------------------
prohibited from doing so, RS shall use commercially reasonable best efforts to deliver to MF the showtime and ***. RS hereby authorizes MF to use any such ***.

     4.13  No Disparagement.  Each of RS, MF and AOL agree not to disparage,
           ----------------
deprecate or otherwise criticize the POS Systems and IVR Systems of the others.

     4.14  RS Right to Bid on Certain Hardware.  MF shall use commercially
           -----------------------------------
reasonable efforts to provide RS a reasonable opportunity to make offers, in RS' discretion, to provide MF computer hardware for POS Systems developed, manufactured, marketed, distributed, sold or leased by MF. MF shall consider in good faith any such offer made by RS, but MF may entertain similar offers from third parties, and MF shall have no obligation to accept any offer made by RS.

                                   ARTICLE 5
                           RS SUBSIDIARY INVESTMENT

5.1  Venture Sub.  It is contemplated that RS will incorporate a subsidiary that
     -----------
will at a minimum engage in the *** and *** (the "Venture Sub"), and if RS does so, then, subject to the provisions of Sections 5.1.1, 5.1.2 and 5.1.3 below, AOL shall be entitled and obligated to invest twenty-five million dollars ($25 million) in Venture Sub. Venture Sub shall be the sole means by which RS directly or indirectly engages in the Interactive Fuel and Dispenser Business and Interactive Restaurant Self Ordering Business.

---------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     5.1.1    Business Plan.
              -------------

              (a) Within thirty days after the Effective Date RS shall provide AOL with a substantially complete business plan for Venture Sub and thereafter AOL and RS shall work together to agree to a complete business plan for Venture Sub.

              (b) If the Parties fail to agree to a business plan for Venture Sub within six (6) months after the Effective Date pursuant to the immediately preceding clause and RS either successfully has completed development of the Enhanced POS System or, if it has not yet completed such development, the failure to complete such development was principally the fault of MF and AOL, or if the Parties agree otherwise, then RS may require AOL at any time thereafter to invest up to twenty-five million dollars ($25 million) if, and only if, RS has obtained and provided to AOL a valuation opinion from a nationally recognized investment bank that Venture Sub has a valuation, prior to the twenty-five million dollars ($25 million) investment contemplated hereby, of not less than *** dollars ($***). AOL's contractual commitments with respect to developing and deploying an interactive service for the POS platforms pursued by Venture Sub and related commitments to Venture Sub, as more fully described in
Section 5.2 hereof, shall be considered by the nationally recognized investment bank in determining Venture Sub's valuation.

     5.1.2    Accounting Treatment.  If AOL determines in its reasonable
              --------------------
judgment, in accordance with applicable SEC guidelines and generally accepted accounting principles, that it may not account for its investment in Venture Sub under the *** and would be required to account for such investment under the *** or ***, then AOL and RS will negotiate in good faith to restructure the terms of AOL's investment in the Venture Sub so that AOL, in its reasonable determination, may account for its investment in Venture Sub under the ***.

     5.1.3    Form of Investment
              ------------------

              (a) AOL's investment (the "AOL Equity") will be in the form of convertible preferred stock, consisting of a number of shares determined on a fully diluted basis based on a valuation of Venture Sub agreed upon between AOL and RS or determined pursuant to Section 5.1.1(b), which will be senior to all other preferred stock of Venture Sub and will have other rights, preferences and privileges customarily provided to venture capital investors (including, but not limited to, weighted average anti-dilution protection) and no less favorable than those of any other preferred stockholder.

              (b) If AOL's purchase of the number of shares determined pursuant to Section 5.1.3(a) would cause AOL to own more than fifteen percent of the fully diluted capital stock of Venture Sub (e.g. if the pre-money valuation described in Section 5.1.3(a) is less than


---------------------------
***
    Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

approximately *** ($***)), then notwithstanding Section 5.1.3(a), AOL shall not be required to purchase more than fifteen percent of the fully diluted capital stock of Venture Sub (with the purchase price based on a valuation as described in Section 5.1.3(a)), and AOL and RS shall agree to reasonable terms and conditions pursuant to which AOL shall invest the difference between twenty-five million dollars ($25 million) and such purchase price in capital stock of RS (at the then current market price) or another subsidiary of RS.

          5.1.4  AOL Advice and Representation.  AOL will provide advice and
                 -----------------------------
guidance to Venture Sub requested by Venture Sub or RS, including, if requested, nominating a member to Venture Sub's board of directors.

     5.2  AOL Carriage in *** and ***.  With respect to the *** and *** (each a
          ---------------------------
"Designated Business"), AOL shall provide, and RS shall cause Venture Sub to use and promote, one of the AOL Brand Service, Compuserve Brand Service, DCI Brand Service or AOL.com (the choice of among such services to be mutually agreed by AOL and RS (the "Designated Service")) as the *** (i.e. such ***), provided that AOL's obligation to provide each Designated Business the Designated Service will be conditioned upon Venture Sub demonstrating reasonable prospects of such business achieving a material level of market penetration (including contractual commitments from third parties that anticipate the deployment of Consumer Interactive POS Systems in the Designated Business in the reasonably near future); and provided further that RS and AOL agree on commercially reasonable terms for the provision of the Designated Service ***. If AOL and RS are not able to reach agreement on commercially reasonable terms after good-faith, exclusive negotiations for 90 days, then Venture Sub shall be free to obtain Interactive Services for such Designated Business from any third party; provided that in all cases the Interactive Services available from AOL and its Affiliates shall receive *** equal carriage rights on the Consumer Interactive POS System for the *** and *** on commercially reasonable terms. If AOL and RS are able to reach agreement with respect to the Designated Service being the ***, then the *** products and services of Venture Sub shall be the *** products and services for which AOL provides the Designated Service.

     5.3  AOL Carriage on Other Consumer Interactive POS Systems.   If RS or any
          ------------------------------------------------------
of its Affiliates from time to time desires to engage in aspects of the business of developing, manufacturing, marketing, distributing, selling or leasing Consumer Interactive POS Systems other than those addressed in Section 5.2, RS shall so notify AOL in writing and offer AOL the first right to negotiate to be the Interactive Service for such other aspects of the business. AOL promptly shall indicate whether AOL wishes to so negotiate, and if AOL does, AOL and RS promptly shall commence to negotiate in good faith terms and conditions therefor. If AOL and RS are not able to reach agreement on commercially reasonable terms after good-faith, exclusive negotiations for thirty (30) days from the commencement of such negotiations, then RS or its Affiliate, as the case may be, shall be free to obtain Interactive Services from any third party.

-----------------------------------
***
   Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                   ARTICLE 6
                                    PAYMENT

     6.1  Fees.
          ----

          6.1.1     Services. MF shall not be required to pay RS for any
                    --------
Services performed under a Statement of Work relating to the design or development of the Initial Enhanced POS System and New API. MF shall pay RS for each hour that personnel of RS actually spend providing Services under a Statement of Work designing and developing MF Features. Such payments shall be at the hourly rates set forth in the applicable Statement of Work, which rates shall be the lower of (i) the *** of each employee, calculated at an ***, *** or in the case of independent consultants, each independent consultant's ***, or
(ii) the *** paid to RS by *** in the ***. Additionally, MF shall pay RS the amounts set forth in Section 3.9 for any Services performed in accordance with
Section 3.9.

          6.1.2     Per Screen Payment. MF shall pay RS for all amounts due
                    ------------------
pursuant to Section 4.11.

          6.1.3     Incentive Plan Payment. RS shall pay MF for all amounts due
                    ----------------------
pursuant to Section 4.3.

     6.2  Payment Procedures.  MF shall pay to RS all fees and other amounts due
          ------------------
and owing pursuant to Section 6.1.1 to RS as described herein on a monthly basis within 30 days after the receipt of an invoice therefor. MF shall pay to RS all fees and other amounts due and owing pursuant to Section 6.1.2 within 30 days after the date such fees are due and owing as set forth in Section 4.11. RS shall pay to MF all fees and other amounts due and owing pursuant to Section
6.1.3 within 30 days after the date such fees are due and owing as set forth in
Section 4.3 after receipt of an invoice therefor. All payments due hereunder shall be paid in U.S. Dollars by wire transfer, or by such other method mutually agreed upon by the RS and MF, in each case at the expense of the payor, for value no later than the due date thereof (with 24 hours advance notice of each wire transfer) to such bank account or accounts as the payee shall designate in writing within a reasonable period of time prior to such due date.

     6.3  Late Payment.  Without limiting the payee's rights to pursue any other
          ------------
remedies at law or in equity, if the payor hereunder fails to pay any payment required under this Agreement on or before the due date therefor, then the payor shall pay annually compounded interest on such amount at an annual rate equal to the lower of (a) the highest rate permitted by applicable law and (b) the lowest prime rate as published by The Wall Street Journal on or nearest to such due date plus three percent, which interest shall accrue from the date the payment not timely made became due until the date such payment is paid in full.



_______________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     6.4  Taxes.  Each Party shall pay or reimburse the other for any taxes,
          -----
such as sales or use taxes, assessed on the basis of Services performed or payments made by the payor under this Agreement, except taxes based on the payee's net income or gross receipts.

     6.5  Books and Records.  Each of MF and RS shall keep full, true and
          -----------------
accurate books of account containing all particulars and reasonable supporting documentation that may be necessary for the purpose of determining the fees and other amounts payable by each Party to the other hereunder. All such books of account and reasonable supporting documentation shall be located at the principal place of business of MF and RS, as applicable, and shall be open for inspection for such purpose by MF or RS or any independent certified public accountant retained by MF or RS, at a time mutually acceptable to such Parties during normal business hours but no more frequently than twice each calendar year for three years following the end of the calendar year to which they pertain.

                                   ARTICLE 7
                              PROPRIETARY RIGHTS

     7.1  RS Entertainment POS System and Enhanced POS Systems.  MF acknowledges
          ----------------------------------------------------
that RS owns all right, title and interest in and to the RS Entertainment POS System and, except as expressly provided otherwise in this Agreement, the Enhanced POS System, including all patent, copyright, trademark, trade name, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect. RS hereby grants to AOL and MF a nonexclusive, worldwide, royalty-free license to use, reproduce, display, perform and distribute the Enhanced POS System for internal and marketing purposes in accordance with the Terms of this Agreement.

     7.2  MF Features.  RS agrees that MF is the sole and exclusive owner of all
          -----------
right, title and interest in and to MF Features, including all patent, copyright, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect. The parties intend that each Deliverable that is an MF Feature shall be deemed a "work made for hire" within the meaning of the copyright laws of the United States and any similar laws of other jurisdictions. To the extent, if any, that RS, its employees or independent consultants have rights in such Deliverables notwithstanding the foregoing, RS hereby irrevocably assigns to MF, and agrees that MF shall be the sole and exclusive owner of, all right, title and interest in and to such MF Features, including all patent, copyright, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect.

     7.3  New API.  Notwithstanding anything to the contrary in Section 7.1, all
          -------
right, title and interest in and to the New API shall be owned by RS, and RS hereby grants to MF the perpetual, irrevocable, worldwide, royalty-free license to use, reproduce, display, perform, distribute and create derivative works of the New API, and sublicense others to do so.

     7.4  Mars and Mars Sequel.  RS acknowledges that MF owns all right, title
          --------------------
and interest in and to Mars and Mars Sequel, including all patent, copyright, trademark, trade name, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect. To the extent MF exercises its rights under Section 3.9, MF hereby grants to RS a nonexclusive, worldwide royalty-free license to use, reproduce, distribute and create derivative works of Mars and Mars Sequel solely in order to, and only for as long as it actually does, support and maintain Mars and Mars Sequel pursuant to
Section 3.9.

     7.5  Further Assurances.  Upon the request of any Party, the other Parties
          ------------------
shall sign and deliver any assignments or other necessary documents and otherwise assist the requesting Party to obtain, maintain, perfect or enforce any of the requesting Party's rights hereunder.

     7.6  Source Code Escrow.
          ------------------

          7.6.1     Deposit.  Within sixty (60) of the date each Party executes
                    -------
this Agreement, each Party shall execute an escrow agreement among the Parties and DSI on terms and conditions ordinary for such an agreement. RS then shall deposit a copy of the most currently released production version of the source code for the Initial Enhanced POS System promptly after it is developed in escrow in accordance with such escrow agreement. During the term of this Agreement, RS shall also deposit in such escrow account copies of the source code for all upgrades and subsequent releases to the Enhanced POS System provided to Customers, within 30 days of the date on which such upgrades and future releases are made generally available. If for any reason, such escrow agreement expires or is terminated before the date seven years after the expiration or termination of this Agreement, other than upon the occurrence of a release condition provided in Section 7.6.2, then MF may require RS to place materials required to be deposited pursuant to this Agreement in escrow pursuant to another escrow agreement on substantially the same terms as Exhibit G. If for any reason, any the materials required to be deposited are not in the possession of an escrow agent pursuant to such an agreement upon the occurrence of a release condition set forth in Section 7.6.2, RS shall provide such materials to MF immediately upon MF's written request.

          7.6.2     Withdrawal. AOL and MF shall not have access to any of the
                    ----------
materials deposited under the escrow agreement unless and until:

                    (a) RS becomes the subject of any voluntary or involuntary proceeding, under state or federal law, in the nature of bankruptcy, receivership or assignment for the benefit of creditors which is not dismissed within 90 days after the institution, initiation or filing of such proceeding;

                    (b) RS fails to cure any material breach (other than a breach under Section 3.2, 3.3 or 3.4) of its obligations under this Agreement within 60 days following MF's written notice to RS of such breach;

                    (c) RS fails to provide maintenance or support for the Enhanced POS System that complies with the minimum levels of such support or maintenance set forth in Exhibit C; provided that MF has given RS written notice of such failure and 30 days to cure such failure; or

                    (d) RS fails to maintain the Enhanced POS System in compliance with the performance standards set forth in Exhibit B; provided that MF has given RS written notice of such failure and 90 days to cure such failure, and such 90 day cure period shall not prejudice other remedies available to AOL under this Agreement.

          7.6.3     Scope of Use.  Upon release of the source code under Section
                    ------------
7.6.2 above, RS shall grant to AOL and MF a non-exclusive, perpetual, worldwide license to use, reproduce, display, perform, distribute and create derivative works of the source code for the Enhanced POS System (including the source code for the New API) to the extent necessary for AOL and MF to maintain, support and correct errors in the Enhanced POS System (including the source code for the New
API) or any upgrades or future releases thereof. AOL and MF shall be permitted to sublicense the source code to third party contractors in order to carry out the purposes set forth above, provided that any such third party agrees to be bound by the confidentiality provisions hereof. AOL and MF shall be obligated to maintain the confidentiality of the released source code to the same extent that it is required to maintain confidentiality of RS' other confidential information under this Agreement, provided such source code shall be treated as confidential for so long as the source code is protected as a trade secret.

          7.6.4     Fees.  MF shall bear any fees payable in connection with the
                    ----
escrow agreement.

                                   ARTICLE 8
                              DISPUTE RESOLUTION

     8.1 In the event a dispute or disagreement arises relating to this Agreement or any Statement of Work entered into pursuant to this Agreement, the Parties shall attempt to settle amicably by good faith discussions any such dispute or disagreement between or among them. If the Parties are unable to resolve the dispute or disagreement by such discussions within five business days, then each entity involved in the dispute or disagreement shall refer the dispute or disagreement for resolution to a designated officer. In the case of AOL the designated officer shall be Donn Davis. In the case of MF the designated officer shall be Paul Baker. In the case of RS the designated officer shall be John Heyman The designated officer of any of the Parties may be changed at any time by written notice to each of the other Parties. The designated officers of each of the Parties shall meet within five business days of the date the designated officers received the referral of such dispute or disagreement. The designated officers shall meet at the location at which the next meeting would have occurred pursuant to Section 4.4 and shall continue to meet and engage in a good faith attempt to resolve such dispute or disagreement for at least three business days. In the event the dispute or disagreement is not resolved after such meetings, any Party may pursue any other remedies available under this Agreement in law or equity. Notwithstanding the foregoing, any Party may seek expedited injunctive relief at any time.


                                   ARTICLE 9
                                CONFIDENTIALITY

     9.1  Confidentiality Obligation.  Each of the Parties (the "Receiving
          --------------------------
Party") shall keep, and shall cause their Affiliates to keep, strictly confidential any information disclosed by another Party (the "Disclosing Party") or otherwise made available to the Receiving Party concerning any Receivable, Deliverable or any Party's performance of this Agreement or otherwise concerning the business, operations, marketing (including the Marketing Plan) or trade secrets or other proprietary information of the Disclosing Party (whether in written media or otherwise) ("Confidential Information"), using at least the same degree of care that it uses to protect its own confidential or proprietary information. "Confidential Information" shall not include information: (a) that is or becomes generally available to the public other than as a result of disclosure thereof by the Receiving Party; (b) that is lawfully received by the Receiving Party on a nonconfidential basis from a third party that is not itself under any obligation of confidentiality or nondisclosure to the Disclosing Party or any other Person with respect to such information; or (c) that by written evidence can be shown by the Receiving Party to have been independently developed by the Receiving Party.

     9.2  Nondisclosure of Confidential Information.  The Receiving Party shall
          -----------------------------------------
use Confidential Information solely for the purposes of this Agreement and shall not disclose or disseminate any Confidential Information to any Person at any time, except for disclosure to those of its Affiliates, and their respective directors, officers, employees, accountants, attorneys, advisers and agents whose duties reasonably require them to have access to such Confidential Information, provided that such directors, officers, employees, accountants, attorneys, advisers and agents are bound to maintain the confidentiality of such Confidential Information to the same extent as if they were Parties hereto.

     9.3  Nondisclosure of Agreement.  In addition to the obligations set forth
          --------------------------
in Section 9.1 above, each Party shall not disclose this Agreement or any provisions of this Agreement and, without the prior consent of the other Parties, no Party shall make any press release or other public announcement of or otherwise disclose this Agreement or any of its provisions to any third party:

          (a) Other than to its Affiliates and to its own and its Affiliates' directors, officers, employees, attorneys and accountants whose duties reasonably require familiarity with such Agreement, provided that (i) the Disclosing Party informs such Affiliates, directors, officers, employees, accountants, attorneys, advisers, agents and independent contractors of the confidential nature of such Agreement and instructs such Persons to comply with the confidentiality and nondisclosure obligations of this Section 9.4 and (ii) the Disclosing Party is responsible for any breach or violation by such Persons of the confidentiality and nondisclosure obligations of this Section 9.4;

          (b) Other than to third parties providing debt financing to any Party or any of its Affiliates and to the lead underwriter engaged in connection with any offering of securities any Party or any of its Affiliates, provided that such Persons enter into a customary form of confidentiality agreement with such Party that includes this Agreement as confidential information subject to the confidentiality and nondisclosure obligations set forth therein; and

          (c) With respect to this Agreement, except for such disclosure as may be required by applicable law or regulation or pursuant to the rules of or a listing agreement with a national securities exchange or the NASDAQ National Market, in which case the Disclosing Party shall provide the other Parties with sufficient advance notice of such disclosure so that the other Parties have the opportunity, if they so desire, to restrict such requirement for disclosure, seek a protective order or take another appropriate remedy; provided that, in connection with any offering of securities of the Disclosing Party or any of its Affiliates, the Disclosing Party shall provide in advance to the other Parties hereto for review the form and content of any disclosure of this Agreement or any of its provisions that may be required by applicable law or regulation which discuss such other Party and shall include such modifications to such disclosure as may be reasonably requested by such other Party (except that the Disclosing Party may file this Agreement as an exhibit to its registration statement or required periodic reports if it would constitute a "material agreement" under applicable law or regulation and the Disclosing Party shall use commercially reasonable efforts to obtain confidential treatment of the portions of this Agreement that meet the SEC qualifications for confidential treatment if so requested by such other Party).

     9.4  Exception.  The foregoing confidentiality and nondisclosure
          ---------
obligations shall not apply to Confidential Information that is required to be publicly disclosed by law or by regulation; provided, however, that, in such event, the Receiving Party provides the Disclosing Party with prompt advance notice, to the extent practicable, of such disclosure so that the Disclosing Party has the opportunity if it so desires to restrict such requirement for disclosure, seek a protective order or take another appropriate remedy. In any event, the Receiving Party shall use commercially reasonable efforts to secure confidential treatment of any Confidential Information of the Disclosing Party that it is required to disclose.

     9.5  Survival.  The confidentiality and nondisclosure obligations of this
          --------
Article 9 shall survive the termination or expiration of this Agreement and remain in effect for a period of two years following the termination or expiration of this Agreement except that with respect to any item protected thereunder which constitutes a trade secret under applicable law, such obligations of confidentiality shall continue in effect with respect to such item for the maximum period permitted under applicable law.


                                  ARTICLE 10
                        REPRESENTATIONS AND WARRANTIES

     10.1 Mutual Representations and Warranties.  Each Party represents and
          -------------------------------------
warrants to the other Parties that:

          (a) Such Party has the full corporate right, power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby;

          (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Party;

          (c) This Agreement has been duly executed and delivered by an authorized officer of such Party, and is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and the effect of applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers;

          (d) Such Party's execution, delivery and performance of this Agreement shall not constitute a breach or default under any material contract or agreement to which such Party is a party or by which it is bound or otherwise violate the rights of any third party; and

          (e) No consent, approval or authorization of or from any governmental entity or any other Person not a Party to this Agreement, whether prescribed by law, regulation, contract or agreement, is required for such Party's execution, delivery and performance of this Agreement or consummation of the transactions contemplated hereby.

     10.2 Representations and Warranties of RS.  RS represents, warrants and
          ------------------------------------
covenants to each of AOL and MF that:

          (a) It has not on or after the Term Sheet Effective Date contravened the RS Covenant set forth in Section 4.9;

          (b) The Services shall be provided in a workmanlike manner, in accordance with the standards of care and diligence and the level of skill, knowledge and judgment normally practiced by nationally-recognized information technology services firms in performing services of a similar nature;

          (c) The Deliverables (other than MF Features to the extent a claim that such MF Features infringe or otherwise conflict with third party rights results from compliance with specifications requested by MF or AOL where such infringement or conflict otherwise could not reasonably have been avoided by RS), RS Entertainment POS System, Other RS POS Systems, Enhanced POS System and Module, and AOL's and MF's use of such Deliverables, the RS Entertainment POS System, Other RS POS Systems, Enhanced POS System and Module shall not infringe any patent, copyright, trade secret or other proprietary right of any third party or otherwise conflict with the rights of any third party;

          (d) There is no actual or threatened litigation concerning a claim of infringement of any third party right or privilege as regarding the Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System or Module;

          (e) The Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System and Module are and shall remain free from any security interests and other liens and encumbrances of third parties;

          (f) The Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System and Module do not, and shall not, contain, any back door, time bomb, drop dead device, protect codes, data destruct keys, or other software routine primarily designed to disable their interface with the MF System;

          (g) The Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System and Module do not, and shall not, contain any virus, Trojan horse, worm or other software routine designed to permit unauthorized access or to disable, erase, modify, deactivate or otherwise harm the MF System; and, prior to or at the time of the delivery of any foregoing, shall test the foregoing using a current version of a reputable "antivirus" program and remove any such unauthorized codes;

          (h) All software and other operational items included in the Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System and Module shall: (i) properly execute with all date data, whether from years in the same century or different centuries, including by yielding correct results in arithmetic operations, comparisons and sorting of date fields and in leap year calculations; and (ii) not abnormally cease to execute or return an error message due to date-related processing; and

          (i) The RS POS System and Other RS POS Systems substantially conform to all published and publicly available documentation and specifications for such system.

     10.3 No Other Warranties.  THE EXPRESS WARRANTIES IN THIS AGREEMENT SHALL
          -------------------
BE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


                                  ARTICLE 11
                                INDEMNIFICATION

     11.1 Indemnity by RS.  RS shall indemnify and hold harmless AOL and MF,
          ---------------
their Affiliates, and each of their respective directors, officers, employees and agents (collectively, the "AOL Indemnitees"), from and against any Losses incurred, arising out of or resulting from: (i) RS' material breach of any duty, representation or warranty of this Agreement; and (ii) any infringement of any patent, copyright, trademark, trade name, trade secret, or other proprietary right by any Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System, Module or any other software, hardware or products provided to such AOL Indemnitee by or on behalf of RS, except to the extent that such Losses arise out of or result from the modification of such Deliverables, RS Entertainment POS System, Other RS POS Systems, Enhanced POS System, Module or other software, hardware or products by such AOL Indemnitee or its independent contractors, and except to the extent such Losses result from compliance with specifications requested by MF or AOL where such infringement otherwise could not reasonably have been avoided by RS.

     11.2 Indemnity by AOL and MF.  Each of MF and AOL shall indemnify and hold
          -----------------------
harmless RS, its Affiliates, and its and their respective directors, officers, employees and agents (collectively, the "RS Indemnitees"), from and against any Losses incurred, arising out of or resulting from (i) its material breach of any duty, representation or warranty of this Agreement, and (ii) infringement of any patent, copyright, trademark, trade name, trade secret, or other proprietary right to the extent such Losses result from compliance with specifications requested by MF or AOL where such infringement otherwise could not reasonably have been avoided by RS.

     11.3 Procedure.  Any AOL Indemnitee or RS Indemnitee (each an "Indemnitee")
          ---------
shall notify the indemnifying Party promptly in writing of an indemnifiable claim or cause of action under Section 11.1 or 11.2 upon receiving notice or being informed of the existence thereof; provided, however, that failure to notify the indemnifying Party of an indemnifiable claim or cause of action shall not relieve the indemnifying Party of its obligation to provide indemnification hereunder, except to the extent that such failure prejudices the indemnifying Party's ability to defend or settle such claim or cause of action. The indemnifying Party shall assume, at its cost and expense, the sole defense of such claim or cause of action through counsel selected by the indemnifying Party that is reasonably acceptable to the Indemnitees. The Indemnitees shall cooperate in the defense of such claim or cause of action and may retain separate counsel at their sole cost and expense (except that the indemnifying Party shall be responsible for the fees and expenses of the separate co-counsel to the extent that the Indemnitees reasonably conclude that the counsel selected by the indemnifying Party has a conflict of interest). The indemnifying Party shall maintain control of such defense, including any decision as to settlement, provided that the indemnifying Party shall not, without the Indemnitees' prior written consent, compromise or settle any claim, suit or proceeding if such compromise or settlement would impose an injunction or other relief upon the Indemnitees or if such compromise or settlement does not include as an unconditional term thereof the claimant's release of the Indemnitees from all liability relating to such claim, suit or proceeding. The indemnifying Party shall bear the total costs of any court award or any settlement of such claim or cause of action approved by the indemnifying Party and all other costs, fees and expenses related to the resolution thereof (including reasonable attorneys' fees, except for attorneys' fees for which the Indemnitees are responsible).

                                  ARTICLE 12
                            LIMITATION ON LIABILITY

EXCEPT FOR A CLAIM OF INDEMNIFICATION PURSUANT TO ITEM (ii) OF SECTION 11.1 OR ITEM (ii) OF SECTION 11.2, A BREACH OF ANY OF THE WARRANTIES SET

FORTH IN SECTION 10.2, OR A BREACH OF THE LICENSE GRANT IN SECTION 7.6.3, (1) NO PARTY SHALL BE LIABLE TO THE OTHER PARTIES HEREUNDER FOR ANY SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, AND (2) NEITHER PARTY'S TOTAL LIABILITY HEREUNDER SHALL EXCEED *** DOLLARS ($***).


                                  ARTICLE 13
                             TERM AND TERMINATION

     13.1 Term.  This Agreement shall commence as of the Effective Date and,
          ----
unless terminated earlier in accordance with the provisions of Sections 13.2 or
13.3 below, shall remain in full force and effect for *** years thereafter (the "Term").

     13.2 Termination Rights of AOL and MF.
          --------------------------------

          13.2.1  Termination of the Agreement.  AOL and MF shall have the right
                  ----------------------------
to terminate this Agreement in the event of the breach by RS of, or the failure of RS to perform, any of its material obligations hereunder and the failure to remedy such material breach or nonperformance within 60 days following the receipt of written notice of such breach or nonperformance from AOL or MF. Such termination shall be immediately effective upon the receipt by RS of written notice of termination from AOL or MF. Without limiting the foregoing, for purposes of this Section, breach by RS of Sections 3.1 or Article 2 shall be deemed a material breach.

          13.2.2  Termination of the Statements of Work.  AOL and MF shall have
                  -------------------------------------
the right to terminate any Statement of Work agreed pursuant to Section 3.4.1 upon fifteen days written notice to RS, provided that RS shall cease work as soon as practicable beginning immediately upon receipt of such notice. Termination of any Statement of Work will not affect the other rights or obligations of the Parties under this Agreement or any other Statement of Work.

     13.3 Termination Rights of RS.
          ------------------------

          13.3.1    Termination of the Agreement.  RS shall have the right to
                    ----------------------------
terminate this Agreement in the event of the breach by AOL or MF of, or the failure of AOL or MF to perform, any of its material obligations hereunder and the failure to remedy such material breach or nonperformance within 60 days following the receipt of written notice of such breach or nonperformance from RS. Such termination shall be immediately effective upon the receipt by AOL or MF of written notice of termination from RS.

          13.3.2    Termination of the Statements of Work. RS shall have the
                    -------------------------------------
right to terminate a Statement of Work in the event of the breach by AOL or MF of, or the failure of AOL or MF to perform, any of its material obligations thereunder and the failure to remedy such material breach or nonperformance within 30 days following the receipt of written notice of such breach or nonperformance from RS.


_______________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     13.4 Return of Confidential Information.  Within 30 calendar days following
          ----------------------------------
the termination of this Agreement, each Party upon request of another Party shall either deliver to the applicable other Parties, or destroy, all copies of any Confidential Information of the other Parties embodied in a tangible medium that is in such Party's possession or under its control, and shall furnish to the other Parties an affidavit signed by an officer of such Party certifying that, to the best of its knowledge, such delivery or destruction has been fully effected.

     13.5 Survival.  All rights granted to and obligations undertaken by the
          --------
Parties hereunder shall terminate immediately upon the termination of this Agreement, except for this Section 13.5 and the following rights and obligations, which shall survive according to their terms:

          (a) The obligation of the payor Party to pay any and all amounts accrued hereunder;

          (b) The right of each Party to inspect the books and records of the other Party to the extent provided in Section 6.5;

          (c) The provisions of Sections 7.1, 7.2, 7.3, 7.4 and 7.5, including the licenses granted therein;

          (d) Section 7.6.3, in the event any of the withdrawal conditions set forth in Section 7.6.2 have occurred prior to the date of termination;

          (e)  The dispute resolution provision of Article 8;

          (f)  The confidentiality and nondisclosure obligations of Article 9;

          (g) The indemnification obligations of Article 11 and the limitation on liability of Article 12; and

          (h) The provisions of Sections 13.4, 14.4, 14.5, 14.8 and 14.10 below.

In addition, termination of this Agreement shall not affect the remedies of the Parties otherwise available at law or in equity in relation to any rights accrued under this Agreement prior to termination.

                                  ARTICLE 14
                                 MISCELLANEOUS

     14.1 Compliance with Laws.  In performing the Services and any other
          --------------------
obligations or duties under this Agreement or Statements of Work, RS shall comply with all laws and regulations applicable to the providing of such Services, obligations and duties and obtain and pay for all licenses, permits and approvals necessary for it to provide such Services, obligations and duties.

     14.2 Relationship of the Parties. The Parties acknowledge and agree that
          ---------------------------
they are dealing with each other hereunder as independent contractors. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or joint venture relationship between the Parties hereto.

     14.3 Binding Effect; Assignment. This Agreement may not be assigned, in
          --------------------------
whole or in part, by any Party without the prior written consent of the other Parties, which consent may be withheld for any or no reason, except that MF may assign this Agreement, or any its rights or duties hereunder to any Affiliate of AOL, provided that MF guarantees the performance of all of MF's obligations hereunder by such Affiliate. Any attempted assignment by any Party other than as expressly permitted pursuant to this Section 14.3 shall be null and void. This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and permitted assigns.

     14.4 Bankruptcy.  Any Party's failure to assert its right to retain its
          ----------
benefits under this Agreement in accordance with 11 U.S.C. (S)365(n)(1)(B) (as may be amended from time to time) shall not be construed as a termination of this Agreement by such Party under 11 U.S.C. (S)365(n)(1)(A) (as may be amended from time to time).

     14.5 Governing Law.  This Agreement shall be governed by the laws of the
          -------------
Commonwealth of Virginia applicable to contracts made and to be performed entirely within such jurisdiction and without giving effect to the choice or conflict of laws, rules or principles of the Commonwealth of Virginia or of any other jurisdiction.

     14.6 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and may be executed by facsimile signature. All counterparts shall collectively constitute one and the same Agreement.

     14.7 Notices. In any case where any notice or other communication is
          -------
required or permitted to be given hereunder, such notice or communication shall be in writing and deemed to have been duly given and delivered: (a) if delivered in person, on the date of such delivery; (b) if sent by overnight express or registered or certified mail (with return receipt requested), on the date of receipt of such mail; or (c) if sent by confirmed facsimile transmission (with answer back received), on the date of such facsimile transmission provided that notice is also sent on the same day by one of the methods set forth in (a) or
(b) above. Such notice or other communication shall be sent to the following address(es) (or such other address(es) as a Party may designate from time to time in writing):

     If to AOL:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166
          Facsimile:  703-265-1206
          Attention:  Donn Davis, Senior Vice President

     Copy to:

           America Online, Inc.
           22000 AOL Way
           Dulles, VA 20166
           Facsimile:  703-265-1105
           Attention:  General Counsel

     If to MF:

           22000 AOL Way
           Dulles, VA 20166
           Facsimile:  703-265-0006
           Attention:  Paul F. Baker, Senior Vice President

     If to RS:

           Radiant Systems, Inc.
           3925 Brookside Parkway
           Alpharetta, GA  30022
           Facsimile:  770-360-7325
           Attention:  John H. Heyman, Executive Vice President

     14.8  Entire Agreement. The terms and conditions contained in this
           ----------------
Agreement (including the Exhibits attached hereto and any Statements of Work entered into under this Agreement), constitute the entire agreement among the Parties relating to the subject matter hereof and shall supersede all previous agreements (including the "Memorandum of Understanding" between the Parties as amended) and communications between the Parties with respect to the subject matter of this Agreement. No Party has entered into this Agreement in reliance upon any representation, warranty, covenant or undertaking of any other Party that is not set out or referred to in this Agreement or any Statement of Work executed hereunder.

     14.9  Amendment. Except as expressly provided otherwise in this Agreement,
           ---------
this Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives, specifically referring to this Agreement.

     14.10 Severability. In the event that any provision of this Agreement is
           ------------
held to be illegal, invalid or unenforceable in a final, unappealable order or judgment (each such provision, an "invalid provision"), then such provision shall be severed from this Agreement and shall be inoperative, and the Parties promptly shall negotiate in good faith a lawful, valid and enforceable provision that is as similar to the invalid provision as may be possible and that preserves the original intentions of the Parties, while the remaining provisions of this Agreement shall remain binding on the Parties hereto. Without limiting the generality of the foregoing sentence, in the event a change in any applicable law, rule or regulation makes it unlawful for a Party to comply with any of its obligations hereunder, the Parties shall negotiate in good faith a modification to such obligation to the extent necessary to comply with such law, rule or regulation that is as similar in terms to the original obligation as may be possible while preserving the original intentions of the Parties to the maximum extent feasible.

     14.11  Headings.  The descriptive headings of the Articles and Sections of
            --------
this Agreement and its Exhibits are inserted for convenience only and do not constitute a part of this Agreement.

     14.12  No Waiver of Rights. No failure or delay on the part of a Party in
            -------------------
the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or of any other right or power. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. No waiver shall be effective unless in writing signed by the waiving Party.

     14.13  Remedies Cumulative.  Unless expressly provided otherwise in this
            -------------------
Agreement all rights and remedies granted to each Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies otherwise available to such Party at law or in equity.

     14.14  No Third Party Beneficiaries.  This Agreement is entered into solely
            ----------------------------
among, and may be enforced only by, the Parties hereto; and this Agreement shall not be deemed to create any rights in any third parties, including suppliers and customers of any Party, or to create any obligations of a Party to any such third parties.

     14.15  Export Controls. Each Party agrees to comply fully with all relevant
            ---------------
export laws and regulations of the United States to ensure that no information or technical data provided pursuant to this Agreement is exported or re-exported directly or indirectly in violation of law.

     14.16  Press Releases and Promotional Materials. Each Party will submit to
            ----------------------------------------
the other Parties, for their prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the transactions contemplated hereunder or referencing the other Parties (the "Materials"). Each Party will solicit and reasonably consider the views of the other Parties in designing and implementing such Materials.

     14.17  Consent. Whenever any provision of this Agreement is subject to the
            -------
consent, approval or agreement of a Party, such Party's consent, approval or agreement shall not be unreasonably withheld unless expressly provided otherwise in this Agreement.

     14.18  Usage. Wherever any provision of this Agreement uses the term
            -----
"including" (or "includes"), such term shall be deemed to mean "including without limitation" and "including but not limited to" (or "includes without limitation" and "includes but is not limited to") regardless of whether the words "without limitation" or "but not limited to" actually follow the term "including" (or "includes").

       IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to executed by their duly authorized officers as of the Effective Date.


                        AMERICA ONLINE, INC.


                        By: /s/  David M. Colburn
                           ---------------------------------------------
                        Name:  David M. Colburn
                             -------------------------------------------
                        Title:  President, Business Affairs
                              ------------------------------------------



                        MOVIEFONE, INC.


                        By: /s/  David M. Colburn
                           ----------------------------------------------
                        Name:  David M. Colburn
                             --------------------------------------------
                        Title:  President, Business Affairs
                              -------------------------------------------



                        RADIANT SYSTEMS, INC.


                        By: /s/  John Heyman
                           ---------------------------------------------
                        Name:  John Heyman
                             -------------------------------------------
                        Title:  CFO
                              ------------------------------------------

CONFIDENTIAL TREATMENT REQUESTED                                 Execution Copy
EXHIBIT 10.2

                                  EXHIBIT A

       STATEMENT OF WORK FOR DEVELOPMENT OF INITIAL ENHANCED POS SYSTEM
       ----------------------------------------------------------------

Statement of Work


-------------------------------------------------------------------------------
Purpose        Design and implement the new API and enhanced POS
-------------------------------------------------------------------------------
Description    The primary goals of the newly designed API and POS are to -
               1. Expand the set of transactions and information between MF and
                  RS POS System to include all the transactions and information which will be supported by the Enhanced POS System.
               2. Streamline, simplify and strengthen the method of interfacing the systems to ensure high levels of reliability, performance and maintainability.
               3. To ensure that the Enhanced POS System provides the same functionality that presently exists in MARS and MARS Sequel.
-------------------------------------------------------------------------------
Approach       Our approach to achieving these goals is to deliver *** releases of the New API. The *** establishes the platform for the *** and supports the ***. The *** will add ***, such as ***. The *** will support transactions that enable ***, such as ***. The features in the *** will be specified in detail once *** is implemented, and *** is under development. A *** unrelated to the New API will involve developing for the Enhanced POS System new functionality that presently exists in *** and ***.

               For each release, the MF and RS implementation teams will work closely to jointly plan, design and architect the deliverables.
               The build stage of each release will consist of each of MF and RS developing and enhancing respective platforms to support the new transactions. As platform and New API components are developed,
               MF and RS will jointly test/QA the New API to ensure that the end to end process is working according to the specifications laid out. Throughout the entire development process, MF and RS will have periodic status meetings and work sessions as called for during the planning portion of each release.
-------------------------------------------------------------------------------

-----------------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

----------------------------------------------------------------------------------
Requirements   The requirements, which have been specified, are contained in
Specification  the matrix below.  Each requirement is described below and a release number under the heading "Release" that indicates with which release the functionality will be included. The parties will agree on more specific design and implementation
               requirements for the elements outlined in this Exhibit A as appropriate, which requirements shall be consistent with the provisions of this Exhibit A and the Agreement. In addition, the parties may mutually agree on changes to the provisions of this
               Exhibit A as appropriate as the design and implementation process moves forward.
----------------------------------------------------------------------------------
Specification   Section      Release    Requirement (see the Note with respect to
Number                                  this column below this table)
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------
***             ***          ***        ***
----------------------------------------------------------------------------------

________________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------
***          ***          ***       ***
----------------------------------------------------------------------------------

Note: With respect to the "Requirements" column in the matrix above: (i) no asterisk next to a Requirement entry shall mean that it is the responsibility of RS alone as per the agreement; (ii) a single asterisk (*) next to a Requirement entry shall mean that it is in the control of MF in enabling RS in its obligations hereunder and, to the extent MF does not provide for such a Requirement, RS will not be responsible for such functionality hereunder; and
(iii) a double asterisk (**) next to a Requirement entry shall mean that enabling it is in the joint control of MF and RS to the extent that the development necessary on the API and Enhanced POS System to enable such Requirement is the responsibility of RS but RS will not be responsible for a failure by MF to implement elements on its interface or systems which cause the failure to effectively implement such Requirement.

-----------------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

In addition to the above requirements for the New API, the Enhanced POS System shall include the following functionality that exists within *** or ***:

----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------
***    ***                      ***    ***
----------------------------------------------------------------------------------

In addition to the above requirements, the parties agree to discuss specific features and implementation of *** for implementation with the Enhanced POS System.

-----------------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

---------------------------------------------------------------------------------------
Delivery         The individual requirements will be bundled and implemented as part of
Schedule         the following three releases:

                 +***

                 The releases are scheduled as follows (which dates may be modified as appropriate by mutual agreement of the parties):
                 ***

                 The milestones for each release are as follows:

                 +Requirements
                 +Design
                 +Build
                 +QA
                 +Roll Out

                 ***

                 -Such release *** milestone dates will be agreed to by the parties as appropriate to achieve commercial release of such releases according to the dates for such commercial releases listed in this Exhibit A above.
---------------------------------------------------------------------------------------

+ = Greater than

                                   EXHIBIT B

                             PERFORMANCE STANDARDS
                             ---------------------


A.  Enhanced POS System/New API.  At all times, no less than *** percent
-------------------------------
(***%) of all theaters using the Enhanced POS System (including the New API) or another RS POS System for the Entertainment Segment shall conform to the following performance standards:

I. RS equipment (non-ATMs) and software will not be out-of-service, or actually or effectively inoperable for reasons within RS's reasonable control for more than:
     A. ***% of the time, on a twenty-four hours per day/seven days per week basis, for any three months in a consecutive *** month period.
     B. ***% of the time, on a twenty-four hours per day/seven days per week basis, in any one month.
     C. ***% of the time, on a twenty-four hours per day/seven days per week basis, in any two week period.

II RS ATM equipment and software will not be out-of-service or actually or effectively inoperable for reasons within RS's reasonable control for more than:
     A. ***% of the time, on a twenty-four hours per day/seven days per week basis, for any three months in a consecutive *** month period.
     B. ***% of the time, on a twenty-four hours per day/seven days per week basis, in any one month.
     C. ***% of the time, on a twenty-four hours per day/seven days per week basis, in any two week period.

III. The New API shall conform to the following performance standards (net of network time not in the control of RS): *** percent (***%) of the time the New API will be able to process sales related transactions (to include tickets, concessions, merchandise or any other item available through the New API) within *** after the MF System queries the Enhanced POS System through the New API. Also, *** percent (***%) of the time the New API will be able to process all non-sales transactions (including but not limited to schedule requests, sales recaps, or any other non-sale transaction available through the New API) within *** after the MF System queries the Enhanced POS System through the New API.

_______________
 *** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

IV.  Performance Reporting


     The parties will mutually agree on appropriate quarterly reporting (and process and format therefore) by RS and MF to allow the other party to monitor the performance requirements under this Exhibit B (including without limitation the content, form and frequency of such reporting).


V The parties agree that for the purpose of Sections I and II above, RS will not be held responsible for downtime with respect to a particular RS equipment or RS ATM failure under Sections I and II to the extent that such downtime is due to reasonable delays in responding to and/or fixing such a failure which is the result of the failure of an exhibitor to report a problem and where RS does not actually know, or should not otherwise reasonably have known about such problem.


B. MF System Performance. The primary MF telephone interface and the generally available MF web site currently located at www.MovieFone.com (the "MovieFone
                                           -----------------
Systems") will have uptime rates reasonably commensurate with industry standard rates for such systems. In the event that MF fails to meet such standards during a quarter of the Term, and fails to cure such failure within 30 days of notice of such failure by RS, then to the extent such failure is causing material increases in RS's customer support costs, the parties will meet and agree on measures to address such increased RS costs (and such measures will be RS's sole remedy for such MF failure).

                                   EXHIBIT C

                   MINIMUM TRAINING, SUPPORT AND MAINTENANCE
                   -----------------------------------------


I.   Support Requirements.
     --------------------

     A. Each of RS and MF will notify the other's support desk before their system is taken offline for any type of scheduled maintenance.
     B. Each of RS and MF will notify the other's support desk once a system, which was taken offline for scheduled maintenance, is brought back online.
     C. RS' scheduled maintenance of POS Systems for the Entertainment Segment and MF's scheduled maintenance of the MovieFone Systems will occur during non-peak times.

II.  New Theater Installation - once an exhibitor has communicated to RS that a
     ------------------------
     theater should be available for remote ticketing through MF using the New API and the Enhanced POS System:
     A. RS, while performing the Enhanced POS System installation (to the extent that RS or an agent of RS is performing such installation), will provide MF resources to install and activate the ticketing interface.
     B. MF will provide resources to RS to activate the theater for remote ticketing services while the RS installation team is onsite.
     C. RS will provide remote ticketing training for the theater at the time of the installation of the Enhanced POS System. The installation will not be considered complete unless remote ticketing activation is complete.
     D. To the extent that an exhibitor is not otherwise paying for the training, maintenance and ongoing support resources committed by RS under this Section II above, then MF will reimburse RS for such resources consistent with the provisions of Section 3.8 of the Agreement (and in the event that MF declines to reimburse RS in such situations, then RS shall not have responsibility for such training, maintenance and ongoing support hereunder for such exhibitor).

III. Existing Theater Activation - once an exhibitor has communicated to RS that
     ---------------------------
     a theater with an RS POS System already installed should be available for remote ticketing through MF:
     A. RS will configure and setup the theater to accommodate remote ticketing for MF within a reasonable period of time not to exceed
          *** days after such communication.

___________________________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     B. MF will provide the necessary resources to RS to activate the theater for remote ticketing services while RS is configuring the theater.

     C. RS will provide remote ticketing training for the theater before remote ticketing is established.

     D. To the extent that an exhibitor is not otherwise paying for the training resources committed by RS under this Section III above, then MF will reimburse RS for such resources consistent with the provisions of Section 3.8 of the Agreement (and in the event that MF declines to reimburse RS in such situations, then RS shall not have responsibility for such training hereunder for such exhibitor).

IV.  Training - Subject to the fee provisions of Sections II.D. and III. D.
     --------
     above, Training will be provided by RS before the activation of remote ticketing. Additionally, RS (in reasonable consultation with MF) will create and update training and user documentation related to using and maintaining remote ticketing availability and use of the Enhanced POS System. This documentation will be integrated into the POS System documentation. Such training will include all *** functions and capability. When RS is providing installation on hardware per arrangement with an exhibitor, RS will provide all necessary training on the day-to-day use of upkeep on hardware items including, but not limited to, proper replacement of ticket stock, ticket paper, ribbons, etc on all printers and ATMs.

V.   Ongoing Support - RS will respond to, and will use all reasonable efforts
     ---------------
     to resolve, any problems with the New API from *** to *** daily local time. RS will resolve problems related to the New API not functioning properly within the *** from the time a problem with the New API is presented to RS. If the theater is ranked by MF as one of its top 50 theaters RS will resolve any issues with the API within *** during peak times (peak times are defined as Friday, Saturday, Holidays, and Wednesdays, if there is a Wednesday opening). Problems may be communicated to RS by MF or by the exhibitor directly to RS. Additionally, RS agrees to support at least the previous *** releases of the Enhanced POS System beginning with the Initial Enhanced POS System (with all releases of the Enhanced POS system, including without limitation the Initial Enhanced POS System scheduled pursuant to Exhibit A to this Agreement counting as one release for the purposes of this paragraph V). RS will also support the third pervious major version release of the Enhanced POS System in certain cases where appropriate.

VI. RS and MF both will provide a liaison to be the point of contact for the other party to handle escalation of problems. Such RS and MF point persons shall be available, if the RS support desk (or equivalent MF support system) is not able to resolve a problem effectively or if there are special circumstances. MF and RS will jointly determine escalation plans and assign specific personnel to escalation roles.

__________________________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

VII.   Reporting - in order to identify trends and help MF and RS find ways to
       ---------
       make the remote ticketing interface better RS and MF shall provide appropriate reporting to each other as shall be further agreed to. At minimum, RS shall provide *** reports to MF no less than quarterly as follows (in a format and/or alternate reports as may be mutually agreed):

       Problem Category Report - providing a summary of all of the types of problems with the API and Enhanced POS System experienced in the reporting period. This report may also include issues concerning the network mounting, application not running, etc. as appropriate.

       Theater Problem Report - providing a summary of all the theaters which had problems with the API and the Enhanced POS System and the types of problems they had.

       Statistical Summary - provide a top line summary of all of the calls RS/MF help desk calls relating to the API and the Enhanced POS System, the types of problems, and the time to resolve. It should also include comparisons to prior periods.

VIII. Any enhancements made to the API by a customer's request must be incorporated into the existing API and the enhanced API will continue to support all prior functionality of the API.






_____________________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                   EXHIBIT D

                                MARKETING PLAN
                                --------------

I. Marketing Focus: MF and RS will immediately begin to jointly market the benefits of the Enhanced POS System and New API to exhibitors. RS shall leverage it relationship with existing clients to secure meetings to deliver joint presentations. Additionally, MF and RS shall coordinate their respective efforts, responsibilities and client messages at major industry events, including but not limited to *** and ***. The parties will work together to mutually agree on appropriate guidelines for joint marketing to clients by 3/31/2000.

II. Training: All relevant MF and RS *** personnel will be initially and regularly trained on the customer benefits of the Enhanced POS System and New API and the value of the MF/RS partnership. MF and RS will organize and schedule joint training sessions that include representatives from both MF and RS to ensure a consistent message and comprehensive coverage of MF and RS specialties and core competencies.

III. Personnel: MF will dedicate specific personnel responsible for championing the Enhanced POS System and New API internally and within the marketplace. MF & RS will assign specific marketing personnel to work together to plan customer positioning events such as trade shows and sponsorship opportunities. MF and RS sales personnel will meet regularly to identify discuss and plan for sales opportunities. MF will also meet with RS to share research, results, selling and positioning techniques, training methods and implementation procedures for the purpose of selling reserved seating. MF's reserved seating product manager will also be available to accompany RS sales representatives on reserved seating sales presentations and demonstrations. MF and RS will develop a communications plan and escalation path between the respective account management, help desk and client services organizations to ensure optimal customer service and a unified approach to common clients. The managers of these organizations (and of other personnel involved in implementing the Marketing Plan outlined in this Exhibit D) shall meet on *** basis to ensure results and commonality.

IV.    Marketing Collateral:

          - MF will include RS as its preferred provider in any appropriate technology demonstrations highlighting the remote ticketing solution at trade shows, sales calls and other industry events within a reasonable time after the execution of this Agreement.
          - MF and RS shall jointly develop and regularly update a joint presentation that outlines the benefits of the Enhanced POS System and New API to exhibitors no later than March 31, 2000.

________________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

           - The parties will develop a comprehensive sales proposal to be updated and customized for use with individual sales opportunities no later than March 31, 2000.
           - MF and RS will jointly agree on the contents of a letter regarding the marketing relationship hereunder, targeted and to be sent to mutually agreed upon exhibitors no later than March 31, 2000.

V. Pricing - From time to time MF may determine that purchasing RS POS equipment on behalf of a client will prove strategically valuable. In such cases RS shall provide such equipment to MF at the *** of:

       1. Pricing consistent with industry standard pricing for such equipment and


       2. The *** offered to *** for such equipment during the *** (provided that RS is not expressly prohibited from offering such pricing in line with a particular RS customer contract).).


VI. Roll Out Schedule - MF and RS shall prioritize Customers for which RS shall perform its obligations under Section 4.5 of the Agreement in accordance with the following schedule.

       Top ***%: within *** months of commercial release
       Next ***%: within *** months of commercial release
       Next ***%: within *** months of commercial release
       Final ***%: within *** months of commercial release

VII. Strategic Meetings - as provided in Sections 4.1 and 4.4 of the Marketing and Development Agreement, MF and RS shall review (and consider potential modifications to) this Marketing Plan at the strategic meetings contemplated by
Section 4.4.

_____________________
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                   EXHIBIT E

                                INCENTIVE PLAN
                                --------------

To ensure maximum marketing coverage for the MF/RS remote ticketing solution MF will institute a commission plan for its Exhibitor Relations sales team to encourage the positioning and sale of the Enhanced POS System to Exhibitors. The commission will be incremental to the existing plan to ensure maximum incentive. MF will pay its incentive based sales team $*** that include the Enhanced POS System. This Plan will introduce significant upside to the teams' existing plan.



Strategic Meetings - as provided in Sections 4.1 and 4.4 of the Marketing and Development Agreement, MF and RS shall review (and consider potential modifications to) this Incentive Plan at the strategic meeting contemplated by
Section 4.4.



_______________
*** Denotes information that has been omitted from this Exhibit pursuant confidential treatment request filed with the Commission.

                                   EXHIBIT F

                      CONTRACTS AND CUSTOMER ARRANGEMENTS
                      -----------------------------------


***
***
***
***
***
***
***
***
***
***
________________________

*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.